UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2009

M/I HOMES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-12434	31-1210837
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3 Easton Oval, Suite 500, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)

(614) 418-8000
(Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 27, 2009, the Company entered into four separate secured Letter of Credit facilities (“LOC Facilities”).  The letter of credit capacity within each facility is $8.75 million for a total capacity of $35.0 million.  The LOC Facilities mature on dates ranging from August 31, 2010 to September 30, 2010 and do not contain any covenants.  One facility is uncommitted and has no expiration date.  The LOC Facilities contain cash collateral requirements ranging for 100% to 105% and borrowing rates range from 100 to 150 basis points.  Each of these facilities contains cross default provision with our Bank Credit Facility.  The foregoing summary is qualified in its entirety by reference to the related agreements filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Form 8-K.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 30, 2008, M/I Homes, Inc. issued a press release reporting financial results for the three and six months ended June 30, 2009.  A copy of this press release, including information concerning forward-looking statements and factors that may affect our future results, is attached hereto as Exhibit 99.1.  The information in Exhibit 99.1 is furnished pursuant to Item 2.02 on Form 8-K.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBIBITS.

(c) Exhibits:

Exhibit No.	Description of Documents

10.1	Master Letter of Credit Facility Agreement by and between U.S. Bank National Association and M/I Homes, Inc. dated July 27, 2009.

10.2	Letter of Credit Pledge by and between Citibank, N.A. (together with its successors and assigns, the “Bank) and M/I Homes, Inc. dated July 27, 2009.

10.3	Letter of Credit Agreement by and between Regions Bank and M/I Homes, Inc. dated July 27, 2009

10.4	Credit Agreement by and between The Huntington National bank and M/I Homes, Inc. dated July 27, 2009.

99.1	Press release dated July 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 30, 2009

M/I Homes, Inc.

By:	/s/ Ann Marie W. Hunker
Ann Marie W. Hunker
Vice President and Corporate Controller
(Principal Accounting Officer)

Index to Exhibits

Exhibit No.	Description of Documents

10.1	Master Letter of Credit Facility Agreement by and between U.S. Bank National Association and M/I Homes, Inc. dated July 27, 2009.

10.2	Letter of Credit Pledge by and between Citibank, N.A. (together with its successors and assigns, the “Bank) and M/I Homes, Inc. dated July 27, 2009.

10.3	Letter of Credit Agreement by and between Regions Bank and M/I Homes, Inc. dated July 27, 2009

10.4	Credit Agreement by and between The Huntington National bank and M/I Homes, Inc. dated July 27, 2009.

99.1	Press release dated July 30, 2009.